Exhibit 99.1
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[GRAPHIC OMITTED]
                                   OCWEN FINANCIAL CORPORATION
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FOR IMMEDIATE RELEASE                FOR FURTHER INFORMATION, CONTACT:
                                                CHERYL A. GUSTITUS
                                                VP, CORPORATE COMMUNICATIONS
                                                T: (561) 682-8575
                                                E: cgustitus@ocwen.com

                      OCWEN FINANCIAL CORPORATION ANNOUNCES
                           1999 THIRD QUARTER RESULTS


WEST PALM BEACH, FL - (November 9, 1999) Ocwen Financial Corporation (NYSE: OCN) today reported net income for the 1999 third quarter of $12.8 million, or $0.21 per diluted share, compared to net income of $24.9 million, or $0.41 per diluted share for the 1998 third quarter. For the nine months ended September 30, 1999, the Company reported net income of $18.6 million, or $0.31 per diluted share, compared to net income for the nine months ended September 30, 1998 of $9.4 million, or $0.15 per diluted share.

OCN earned a $50.4 million pre-tax gain from the sale of Ocwen UK in the third quarter 1999, which was partially offset by pretax impairment charges on the residential mortgage-backed securities portfolio and losses on certain equity investments of $26.3 million. Exclusive of these items, OCN generated a $3.8 million pre-tax loss from operations for the 1999 third quarter, primarily reflecting the absence of securitization gains and a low volume of commercial loan resolutions, which reduced the operating income of the discount loan business.

KEY STRATEGIC EVENTS
On September 30, OCN sold its wholly-owned UK subsidiary, Ocwen UK plc to Malvern House Acquisition Limited for $122.1 million in cash. As a result of the transaction, OCN recorded a pretax gain on sale of $50.4 million. Furthermore, the sale of Ocwen UK, which included the sale of approximately $110.7 million of UK subprime securities and residuals, resulted in a near 50% reduction in OCN's portfolio of securities retained in connection with its previous securitizations.

OCN has used a portion of the cash proceeds from the sale of Ocwen UK to buy shares of OCN common stock pursuant to the Company's previously announced stock repurchase program. As of the date of this release, OCN has repurchased approximately 1.6 million shares on the open market, representing 27% of the 6,000,000 shares authorized for repurchase by OCN's Board of Directors.

William C. Erbey, Chairman and CEO, commented, "The sale of Ocwen UK and the closing of OFS demonstrate our commitment to dispose of non-core assets, simplify our organization and focus our resources on continuing to grow our fee-based services and developing our technology-related businesses."

As previously reported, the Company did not execute any securitizations in the third quarter, and it expects the number of securitizations going forward to decrease significantly as a result of its departure from the subprime origination business. The Company has also made a strategic decision to structure future securitizations as financing transactions, which will preclude the use of gain on sale accounting. This transition will slow income recognition in the short-term, but will improve the quality of earnings by increasing its cash component.

Ocwen Financial Corporation Third Quarter Results
November 9, 1999

Ocwen's earnings historically have fluctuated based on non-performing commercial loan resolution volumes. This quarter, a large portion of the Company's commercial loan portfolio is in performing status, and as a result, fewer resolutions were completed.

Pre-tax income in Ocwen's Domestic Mortgage Loan Servicing operations for the just-completed quarter increased to $3.4 million, or 20% over the same period a year ago. Ocwen's total loan servicing portfolio now tops $11 billion in unpaid principal balance.

"Ocwen is in the midst of a profound transformation from operating as a capital-intensive business to being a fee-based provider of high quality services to the mortgage and real estate markets," stated Erbey. "We made this long-term strategic decision one year ago and are committed to successfully completing the transition."

RECENT DEVELOPMENTS
On October 7, 1999, OCN closed its acquisition of Ocwen Asset  Investment  Corp.
(OAC), a real estate investment trust. The acquisition was approved by more than 83% of the outstanding OAC shares, of which almost 98% of the votes cast were in favor of the transaction. As a result of the closing, each share of OAC common stock (other than those held by OCN or its subsidiaries) was converted into the right to receive .71 shares of OCN common stock.

The acquisition enables OCN to streamline its organizational structure and gain value from real estate assets that would not have otherwise been realized by OAC due to liquidity issues.

Ocwen Financial Corporation is a financial services company headquartered in West Palm Beach, Florida. The Company's primary businesses are the acquisition, servicing and resolution of subperforming and nonperforming residential and commercial mortgage loans. Ocwen also specializes in the related development of loan servicing technology and software for the mortgage and real estate industries. Additional information about Ocwen Financial Corporation is available at www.ocwen.com.

CERTAIN STATEMENTS CONTAINED HEREIN MAY NOT BE BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "ANTICIPATE," "ESTIMATE," "EXPECT," "MAY," "PLAN," "WILL," FUTURE OR CONDITIONAL VERB TENSES, SIMILAR TERMS, VARIATIONS ON SUCH TERMS OR NEGATIVES OF SUCH TERMS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO RISKS, UNCERTAINTIES AND CHANGES WITH RESPECT TO A VARIETY OF FACTORS, INCLUDING CHANGES IN THE KNOWLEDGE OF OCN OR MARKET CONDITIONS AS THEY EXIST ON THE DATE HEREOF, APPLICABLE ECONOMIC ENVIRONMENTS, GOVERNMENT FISCAL AND MONETARY POLICIES, PREVAILING INTEREST OR CURRENCY EXCHANGE RATES, EFFECTIVENESS OF INTEREST RATE, CURRENCY AND OTHER HEDGING STRATEGIES, LAWS AND REGULATIONS AFFECTING FINANCIAL INSTITUTIONS AND REAL ESTATE OPERATIONS (INCLUDING
REGULATORY FEES, CAPITAL REQUIREMENTS, INCOME AND PROPERTY TAXATION AND ENVIRONMENTAL COMPLIANCE), COMPETITIVE PRODUCTS, PRICING AND CONDITIONS, CREDIT, PREPAYMENT, BASIS, DEFAULT, SUBORDINATION AND ASSET/LIABILITY RISKS, LOAN SERVICING EFFECTIVENESS, THE ABILITY TO IDENTIFY ACQUISITIONS AND INVESTMENT OPPORTUNITIES MEETING OCN'S INVESTMENT STRATEGY, SOFTWARE INTEGRATION, DEVELOPMENT AND LICENSING, FINANCIAL AND SECURITIES MARKETS, AVAILABILITY OF ADEQUATE AND TIMELY SOURCES OF LIQUIDITY, DEPENDENCE ON EXISTING SOURCES OF FUNDING, ABILITY TO REPAY OR REFINANCE INDEBTEDNESS (AT MATURITY OR UPON ACCELERATION), SIZE OF, NATURE OF AND YIELDS AVAILABLE WITH RESPECT TO THE SECONDARY MARKET FOR MORTGAGE LOANS, ALLOWANCES FOR LOAN LOSSES, GEOGRAPHIC CONCENTRATIONS OF ASSETS, CHANGES IN REAL ESTATE CONDITIONS (INCLUDING VALUATION, REVENUES AND COMPETING PROPERTIES), ADEQUACY OF INSURANCE COVERAGE IN THE EVENT OF A LOSS, YEAR 2000 COMPLIANCE, INTEGRATION OF THE BUSINESS OF OAC, THE MARKET PRICES OF THE COMMON STOCK OF OCN, OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION, MORTGAGE AND LEASING MARKETS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN OCN'S REPORTS AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS REGISTRATION STATEMENTS ON FORMS S-4 AND S-3 AND PERIODIC REPORTS ON FORMS 8-K, 10-Q AND 10-K, INCLUDING
EXHIBIT 99.1 ATTACHED TO OCN'S FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1999.

Ocwen Financial Corporation Third Quarter Results
November 9, 1999

NET (LOSS) INCOME BY BUSINESS SEGMENT
                                                      Three Months Ended September 30,       Nine Months Ended September 30,
                                                     -----------------------------------    ---------------------------------
                                                         1999                  1998             1999                  1998
(Dollars in thousands)                               -------------         -------------    -------------       -------------
 Discount loans:
   Single family residential loans.............      $      (3,555)        $       7,629    $      (7,904)      $      26,326
   Commercial real estate loans................               (371)               14,544            6,417              31,601
                                                     -------------         -------------    -------------       -------------
                                                            (3,926)               22,173           (1,487)             57,927

Domestic mortgage loan servicing ..............              2,124                 1,769            8,854               4,129
Investment in low-income housing tax credits...              4,550                 2,135            7,570               8,529
Commercial real estate lending.................             (1,115)                7,767            4,734              12,836
UK operations..................................             31,199                (2,667)          40,545               4,782
OTX ...........................................             (4,167)               (1,826)         (11,428)             (6,074)
Domestic subprime single family residential
  lending......................................             (8,453)               (2,826)         (11,430)             (6,378)
Investment securities..........................             (1,831)               (2,992)          (3,676)            (57,003)
Equity in loss of OAC..........................               (120)                   --           (3,605)                 --
Other..........................................             (5,485)                1,398          (11,517)             (9,371)
                                                     -------------         -------------    -------------       -------------
                                                     $      12,776         $      24,931    $      18,560       $       9,377
                                                     =============         =============    =============       =============

ASSET ACQUISITIONS
For the periods ended September 30,            Three Months                                   Nine Months
 (Dollars in thousands)                  ---------------------------      Increase      ----------------------------     Increase
                                             1999            1998        (Decrease)         1999           1998         (Decrease)
                                         ------------   ------------    -----------    ------------    ------------   -------------
  Discount Loan Acquisitions:
    Single family residential..........  $     61,725    $    87,152     $  (25,427)    $   335,808     $   422,404    $  (86,596)
    Multi-family residential...........         3,353         20,632        (17,279)         75,312         169,138       (93,826)
    Commercial real estate.............        15,514         60,760        (45,246)        147,304         246,959       (99,655)
    Other..............................         4,274          4,929           (655)         12,900          11,278         1,622
                                         ------------    -----------     ----------     -----------     -----------    ----------
                                         $     84,866    $   173,473     $  (88,607)    $   571,324     $   849,779    $ (278,455)
                                         ============    ===========     ==========     ===========     ===========    ==========
Subprime Loan Purchases and
   Originations:
    Domestic..........................   $     18,052    $   190,378     $ (172,326)    $   253,869     $   887,419    $ (633,550)
   Foreign (Ocwen UK)(1)..............        223,390         88,039        135,351         516,397         553,232       (36,835)
                                         ------------    -----------     ----------     -----------     -----------    ----------
                                         $    241,442    $   278,417     $  (36,975)    $   770,266     $ 1,440,651    $ (670,385)
                                         ============    ===========     ==========     ===========     ===========    ==========

   (1) Subprime loan purchases and originations for the nine months ended September 30, 1998 include $419,087 of loans purchased in connection with the acquisition of the U.K. operations of Cityscape Financial Corp.

Ocwen Financial Corporation Third Quarter Results
November 9, 1999

                                    OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (DOLLARS IN THOUSANDS)

                                                                                 Three Months                     Nine Months
                                                                        ----------------------------   ----------------------------
For the periods ended September 30,                                         1999            1998           1999            1998
                                                                        ------------    ------------   ------------    ------------
Interest income:
  Federal funds sold and repurchase agreements ......................   $        958    $      2,508   $      6,412    $      4,944
  Securities available for sale .....................................         15,350           8,982         48,199          25,654
  Loans available for sale ..........................................          6,233          11,391         25,376          46,185
  Loans .............................................................          3,941          13,771         18,985          31,688
  Discount loans ....................................................         29,035          50,274         84,591         129,352
  Investment securities and other ...................................            502           1,616          1,537           3,634
                                                                        ------------    ------------   ------------    ------------
                                                                              56,019          88,542        185,100         241,457
                                                                        ------------    ------------   ------------    ------------
Interest expense:
  Deposits ..........................................................         24,779          31,146         75,166          87,668
  Securities sold under agreements to repurchase ....................          2,120           1,168          5,891           4,869
  Obligations outstanding under lines of credit .....................          3,164           8,777         12,219          28,496
  Notes, debentures and other interest bearing obligations ..........          6,724           6,767         20,147          20,258
                                                                        ------------    ------------   ------------    ------------
                                                                              36,787          47,858        113,423         141,291
                                                                        ------------    ------------   ------------    ------------
  Net interest income before provision for loan losses ..............         19,232          40,684         71,677         100,166
  Provision for loan losses .........................................            826           1,806          5,188          13,734
                                                                        ------------    ------------   ------------    ------------
  Net interest income after provision for loan losses ...............         18,406          38,878         66,489          86,432
                                                                        ------------    ------------   ------------    ------------

Non-interest income (loss):
  Servicing fees and other charges ..................................         19,584          15,348         56,764          39,044
  (Loss) gain on interest earning assets, net .......................        (21,075)         24,170         (6,800)            909
  (Loss) gain on real estate owned, net .............................         (1,508)          1,216          1,798          12,763
  Other income ......................................................         65,105          14,209         80,731          29,857
                                                                        ------------    ------------   ------------    ------------
                                                                              62,106          54,943        132,493          82,573
                                                                        ------------    ------------   ------------    ------------
Non-interest expense:
  Compensation and employee benefits ................................         29,451          32,474         80,991          83,721
  Occupancy and equipment ...........................................          8,447           9,464         27,816          24,388
  Loan expenses .....................................................          3,992           9,131         10,773          18,826
  Net operating loss on investments in real estate and
     certain low-income housing tax credit interests ................            958           2,695          4,179           4,988
  Amortization of excess of purchase price over net assets acquired .            284           2,670            771           3,604
  Other operating expenses ..........................................          8,859           9,082         27,368          20,250
                                                                        ------------    ------------   ------------    ------------
                                                                              51,991          65,516        151,898         155,777
                                                                        ------------    ------------   ------------    ------------
Distributions on Company-obligated,  mandatorily redeemable
  securities of  subsidiary trust holding solely junior
  subordinated debentures............................................          3,400           3,400         10,196          10,196
Equity in (losses) earnings of investment in unconsolidated entities          (4,768)          2,915         (9,483)          3,459
                                                                        ------------    ------------   ------------    ------------
Income before income taxes ..........................................         20,353          27,820         27,405           6,491
Income tax (expense) benefit ........................................         (8,199)         (2,922)        (9,595)          2,888
Minority interest in net loss (income) of consolidated subsidiary ...            369              33            497              (2)
                                                                        ------------    ------------   ------------    ------------
Income before extraordinary item ....................................         12,523          24,931         18,307           9,377
Extraordinary gain on repurchase of subordinated
   debentures, net of tax ...........................................            253              --            253              --
                                                                        ------------    ------------   ------------    ------------
  Net income ........................................................   $     12,776    $     24,931   $     18,560    $      9,377
                                                                        ============    ============   ============    ============

Income per share:
  Basic:
     Net income before extraordinary item ...........................   $       0.21    $       0.41   $       0.30    $       0.15
     Extraordinary gain .............................................   $         --    $         --   $       0.01    $         --
                                                                        ------------    ------------   ------------    ------------
     Net income .....................................................   $       0.21    $       0.41   $       0.31    $       0.15
                                                                        ============    ============   ============    ============

  Diluted:
     Net income before extraordinary item ...........................   $       0.21    $       0.41   $       0.30    $       0.15
     Extraordinary gain .............................................   $         --    $         --   $       0.01    $         --
                                                                        ------------    ------------   ------------    ------------
     Net income......................................................           0.21            0.41           0.31            0.15
                                                                        ============    ============   ============    ============

Weighted average common shares outstanding:
  Basic .............................................................     60,427,623      60,785,467     60,652,865      60,176,777
                                                                        ============    ============   ============    ============
  Diluted ...........................................................     60,460,314      61,074,499     60,691,416      61,249,163
                                                                        ============    ============   ============    ============

Ocwen Financial Corporation Third Quarter Results
November 9, 1999

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION                                      September 30,  December 31,
(Dollars in thousands, except per share data)                                           1999           1998
                                                                                    -----------    -----------
Assets
Cash and amounts due from depository institutions ...............................   $    94,517    $   120,805
Interest earning deposits .......................................................       161,991         49,374
Federal funds sold ..............................................................            --        275,000
Securities available for sale, at fair value ....................................       545,798        593,347
Loans available for sale, at lower of cost or market ............................        66,829        177,847
Investment in capital stock of Federal Home Loan Bank, at cost ..................        10,825         10,825
Loan portfolio, net .............................................................       127,026        230,312
Discount loan portfolio, net ....................................................       974,472      1,026,511
Investments in low-income housing tax credit interests ..........................       161,776        144,164
Investment in unconsolidated entities ...........................................        76,407         86,893
Real estate owned, net ..........................................................       178,349        201,551
Investment in real estate .......................................................        15,165         36,860
Premises and equipment, net .....................................................        49,083         33,823
Income taxes receivable .........................................................        14,213         34,333
Deferred tax asset ..............................................................        98,548         66,975
Excess of purchase price over net assets acquired ...............................        16,746         12,706
Principal, interest and dividends receivable ....................................         9,555         18,993
Escrow advances on loans ........................................................       127,225         88,277
Other assets ....................................................................        72,916         99,483
                                                                                    -----------    -----------
                                                                                    $ 2,801,441    $ 3,308,079
                                                                                    ===========    ===========
Liabilities and Stockholders' Equity

Liabilities:
   Deposits .....................................................................   $ 1,776,646    $ 2,175,016
   Securities sold under agreements to repurchase ...............................       109,383         72,051
   Obligations outstanding under lines of credit ................................        49,849        179,285
   Notes, debentures and other interest bearing obligations .....................       221,956        225,000
   Accrued interest payable .....................................................        36,924         33,706
   Accrued expenses, payables and other liabilities .............................        44,203         61,053
                                                                                    -----------    -----------
     Total liabilities ..........................................................     2,238,961      2,746,111
                                                                                    -----------    -----------

Company-obligated, mandatory redeemable securities of subsidiary trust holding
      solely junior subordinated debentures of the Company ......................       125,000        125,000

Minority interest ...............................................................            86            592

Commitments and contingencies

Stockholders' equity:
   Preferred stock, $.01 par value; 20,000,000 shares authorized;
     0 shares issued and outstanding.............................................            --             --
   Common stock, $.01 par value; 200,000,000 shares
      authorized;  60,115,656 and 60,800,357 shares issued and
      outstanding at September 30, 1999, and December 31, 1998, respectively.....           608            608
   Treasury stock, 690,800 shares at September 30, 1999 .........................        (5,302)            --
   Additional paid-in capital ...................................................       166,276        166,234
   Retained earnings ............................................................       275,730        257,170
   Accumulated other comprehensive income, net of taxes:
      Net unrealized gain on securities available for sale ......................           966         14,057
      Net unrealized foreign currency translation loss ..........................          (884)        (1,693)
                                                                                    -----------    -----------
     Total stockholders' equity .................................................       437,394        436,376
                                                                                    -----------    -----------
                                                                                    $ 2,801,441    $ 3,308,079
                                                                                    ===========    ===========